UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23210

STIRA ALCENTRA GLOBAL CREDIT FUND

(Exact name of registrant as specified in charter)

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Address of principal executive offices) (Zip code)

Christopher Hilbert

Chief Executive Officer

Stira Alcentra Global Credit Fund

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Name and address of agent for service)

Copies to:

Heath D. Linsky, Esq.

Lauren B. Prevost, Esq.

Owen J. Pinkerton, Esq.

Morris, Manning & Martin, LLP

1600 Atlanta Financial Center

3343 Peachtree Road, N.E.

Atlanta, Georgia 30326-1044

(404) 233-7000

Registrant’s telephone number, including area code: (877) 567-7264

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Shareholders.

Stira Alcentra Global Credit Fund

Annual Report 2017

December 31, 2017

2

3

Dear Shareholders,

First and foremost, on behalf of everyone at Stira Alcentra Global Credit Fund (the “Fund”), please accept our appreciation for your investment. With an average subscription amount of $40,000 we recognize that our shareholders place meaningful portions of their personal net worth into our Fund. Thank you.

2017 was a dynamic first year for the Fund. After launching in May with one share class and $3 million from employees and associates, we now have five share classes and $12 million of assets under management comprised of syndicated loans and high-yield bonds. We have paid an annualized distribution of $0.70 per share every month since breaking escrow.

We are now moving into Phase II of our strategy: directly lending to middle-market companies in the U.S. and Western Europe. In the coming months you will see increasing amounts allocated to these types of loans. We believe the current rising interest rate environment favors our investment strategy that intends to feature floating rate debt for the majority of our customized financing solutions. As our capital raise increases and we utilize modest leverage to fund our investments, we believe we are well positioned to take advantage of market conditions.

In the meantime, we will continue to construct a varied portfolio of private loans and debt instruments designed to provide competitive income and preserve capital.

If you have any questions about your investment account, please do not hesitate to contact us at (877) 567-7264.

Warmest regards,

Christopher Hilbert	Jack Yang, Board Member
CEO and Chairman of the Board	Global Head of Business Development, Alcentra

Annual Report 2017 4

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 91.93%

Corporate Bonds — 42.41%

Aerospace/Defense — 1.04%

Bombardier, Inc. (2)(3)			7.500%	3/15/2025	100,000	$106,956	$100,750	1.04%
Total Aerospace/Defense						106,956	100,750	1.04
Cable — 3.34%

Radiate Holdco LLC / Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	100,000	100,480	94,500	0.98
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	237,526	228,938	2.36
Total Cable						338,006	323,438	3.34
Chemicals — 3.23%

Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	100,000	103,848	106,000	1.09
CVR Partners L.P. / CVR Nitrogen Finance Corp. (2)(3)			9.250	6/15/2023	100,000	102,372	107,625	1.11
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	100,000	101,113	99,250	1.03
Total Chemicals						307,333	312,875	3.23
Consumer Products — 0.97%

Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,476	93,500	0.97
Total Consumer Products						100,476	93,500	0.97
Energy — 8.51%

Enviva Partners L.P. / Enviva
PartnersFinance Corp. (3)			8.500	11/1/2021	100,000	106,674	106,500	1.10
Oasis Petroleum, Inc. (3)			6.875	3/15/2022	100,000	98,592	102,625	1.06
Unit Corp. (3)			6.625	5/15/2021	145,000	144,358	146,087	1.51
Whiting Petroleum Corp. (3)			5.750	3/15/2021	140,000	132,987	143,675	1.48
Genesis Energy L.P. / Genesis Energy Finance Corp. (3)			6.500	10/1/2025	115,000	118,567	116,725	1.20
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	110,633	110,175	1.14
SemGroup Corp. (2)(3)			6.375	3/15/2025	100,000	98,532	98,500	1.02
Total Energy						810,343	824,287	8.51
Finance — 1.03%

AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	100,000	100,242	99,500	1.03
Total Finance						100,242	99,500	1.03
Gaming — 1.07%

Scientific Games International, Inc. (3)			6.625	5/15/2021	100,000	103,399	103,250	1.07
Total Gaming						103,399	103,250	1.07
Healthcare — 3.80%

Tenet Healthcare Corp.			6.750	6/15/2023	100,000	95,740	97,000	1.00
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	125,000	107,157	115,781	1.19
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	150,000	155,740	155,625	1.61
Total Healthcare						358,637	368,406	3.80
Homebuilders/Materials — 1.03%

Hillman Group, Inc. (The) (2)(3)			6.375	7/15/2022	100,000	98,130	99,750	1.03
Total Homebuilders/Materials						98,130	99,750	1.03

See notes to financial statements

5

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Metals & Mining — 2.23%

First Quantum Minerals Ltd. (2)(3)			7.250%	4/1/2023	200,000	$200,943	$215,500	2.23%
Total Metals & Mining						200,943	215,500	2.23
Paper/Packaging — 4.02%

ARD Finance S.A. (3)			7.125	9/15/2023	200,000	212,307	209,000	2.16
BWAY Holding Co. (2)(3)			7.250	4/15/2025	175,000	178,751	180,687	1.86
Total Paper/Packaging						391,058	389,687	4.02
Services — 2.38%

Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	100,000	106,509	105,000	1.08
Covanta Holding Corp. (3)			5.875	7/1/2025	125,000	123,947	125,625	1.30
Total Services						230,456	230,625	2.38
Technology — 2.51%

Genesys Telecommunications
Laboratories Inc/Greeneden Lux 3
Sarl/Greeneden US Ho (2)(3)			10.000	11/30/2024	125,000	141,391	136,563	1.41
Rackspace Hosting, Inc. (2)(3)			8.625	11/15/2024	100,000	107,191	106,750	1.10
Total Technology						248,582	243,313	2.51
Telecommunications — 4.42%

Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	100,000	101,912	99,250	1.02
Digicel Ltd. (2)(3)			6.750	3/1/2023	200,000	192,433	196,632	2.03
Sprint Corp.			7.250	9/15/2021	125,000	132,616	132,344	1.37
Total Telecommunications						426,961	428,226	4.42
Utilities — 2.83%

Calpine Corp. (3)			5.750	1/15/2025	145,000	135,683	137,931	1.42
NRG Energy, Inc. (3)			7.250	5/15/2026	125,000	136,759	136,093	1.41
Total Utilities						272,442	274,024	2.83
Total Corporate Bonds						4,093,964	4,107,131	42.41
Senior Secured Loans - First Lien — 23.36%(4)(5)

Automotive — 5.22%

Bright Bidco B.V.	1M LIBOR + 4.500% Cash	1.569	6.069	6/30/2024	250,000	252,188	251,979	2.60
Innovative Xcessories & Services, LLC	3M LIBOR + 4.750% Cash	1.460	6.210	11/29/2022	250,000	253,437	253,125	2.62
Total Automotive						505,625	505,104	5.22
Chemicals — 2.55%

AgroFresh, Inc.	3M LIBOR + 4.750% Cash	1.693	6.443	7/31/2021	249,361	249,659	246,867	2.55
Total Chemicals						249,659	246,867	2.55

See notes to financial statements

6

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Entertainment — 2.60%

Harland Clarke Holdings Corp. (6)			—	2/28/2022	250,000	$252,500	$251,625	2.60%
Total Entertainment						252,500	251,625	2.60
Metals & Mining — 2.27%

Murray Energy Corp.	3M LIBOR + 7.250% Cash	1.693%	8.943%	4/16/2020	248,670	243,844	219,762	2.27
Total Metals & Mining						243,844	219,762	2.27
Retail — 5.07%

Albertsons, LLC	3M LIBOR + 3.000% Cash	1.675	4.675	12/21/2022	250,000	244,062	245,397	2.53
Staples, Inc.	3M LIBOR + 4.000% Cash	1.488	5.488	9/12/2024	250,000	234,688	245,594	2.54
Total Retail						478,750	490,991	5.07
Services — 5.17%

Red Ventures, LLC	1M LIBOR + 4.000% Cash	1.569	5.569	11/8/2024	250,000	249,687	250,156	2.58
West Corp.	1M LIBOR + 4.000% Cash	1.568	5.568	10/10/2024	250,000	250,000	250,989	2.59
Total Services						499,687	501,145	5.17
Technology — 0.48%

Mitchell International, Inc. (7)	3M LIBOR + 3.250% Cash	1.693	4.943	11/20/2024	46,269	46,040	46,347	0.48
Total Technology						46,040	46,347	0.48
Total Senior Secured Loans - First Lien						2,276,105	2,261,841	23.36
Senior Secured Loans - Second Lien — 26.16%(4)(5)

Automotive — 2.52%

FPC Holdings, Inc.	3M LIBOR + 8.000% Cash	1.693	9.693	5/19/2020	248,672	243,027	244,320	2.52
Total Automotive						243,027	244,320	2.52
Consumer Products — 2.22%

Serta Simmons Bedding, LLC	1M LIBOR + 8.800% Cash	1.555	9.555	11/8/2024	250,000	250,000	215,312	2.22
Total Consumer Products						250,000	215,312	2.22
Entertainment — 2.60%

William Morris Endeavor Entertainment, LLC	3M LIBOR + 7.250% Cash	1.380	8.630	5/6/2022	250,000	253,526	251,250	2.60
Total Entertainment						253,526	251,250	2.60

See notes to financial statements

7

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2017

	Spread	Base Rate	Interest
	Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Finance — 7.20%

Capital Automotive L.P.	1M LIBOR + 6.000% Cash	1.570%	7.570%	3/24/2025	300,000	$308,128	$309,000	3.19%
Sedgwick Claims Management
Services, Inc. (6)			—	2/28/2022	135,000	134,001	136,013	1.41
Sedgwick Claims Management Services, Inc.	1M LIBOR + 5.750% Cash	1.569	7.319	2/28/2022	250,000	253,125	252,187	2.60
Total Finance						695,254	697,200	7.20
Services — 4.27%

Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	1.693	8.943	12/19/2022	161,824	163,716	162,957	1.68
PrimeLine Utility Services, LLC	3M LIBOR + 5.500% Cash	1.380	6.880	11/12/2022	249,359	250,867	250,867	2.59
Total Services						414,583	413,824	4.27
Technology — 4.69%

Almonde, Inc.	3M LIBOR + 7.250% Cash	1.479	8.729	6/13/2025	250,000	255,736	251,375	2.60
Mitchell International, Inc.	3M LIBOR + 7.250% Cash	1.693	8.943	11/20/2025	200,000	199,000	202,274	2.09
Total Technology						454,736	453,649	4.69
Telecommunications — 2.66%

Asurion, LLC	1M LIBOR + 6.000% Cash	1.569	7.569	8/4/2025	250,000	256,078	257,421	2.66
Total Telecommunications						256,078	257,421	2.66
Total Senior Secured Loans - Second Lien						2,567,204	2,532,976	26.16
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						$8,937,273	8,901,948	91.93%
Other Assets in excess of Liabilities							781,487	8.07%
Net Assets							$9,683,435	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Alcentra NY, LLC., the investment sub-adviser, and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,440,100, which represents approximately 25.2% of net assets as of December 31, 2017.
(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement.
(5)	Variable rate security. Interest rate disclosed is that which is in effect on December 31, 2017.
(6)	This loan settled after December 31, 2017, at which time the interest rate was determined.
(7)	The investment has an unfunded commitment as of December 31, 2017, which is excluded from the presentation (see Note 3).

See notes to financial statements

8

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

As of
December 31, 2017

Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $8,937,273)	$8,901,948
Total of portfolio investments, at fair value (cost $8,937,273)	8,901,948
Cash	1,778,091
Receivable for fund shares sold	728,875
Receivable for expense support due from Adviser	423,613
Dividends and interest receivable	85,086
Deferred offering costs	16,922
Receivable for investments sold	641
Total Assets	11,935,176

Liabilities
Payable for investments purchased	$1,838,001
Professional fees payable	179,050
Accounting and administration fees payable	114,553
Trustees’ fees payable	85,750
Shareholder distributions payable	24,530
Distribution and shareholder servicing fees payable	812
Transfer agent fees payable	800
Other accrued expenses and liabilities	8,245
Total Liabilities	2,251,741

Net Assets
Common shares, par value $0.001 per share	$1,055
Paid-in capital	9,678,043
Accumulated net realized gain	39,638
Undistributed net investment income	—
Net unrealized appreciation (depreciation) on investments	(35,301)
Total Net Assets	9,683,435
Total Liabilities and Net Assets	$11,935,176

Net Assets:
Class A	$1,067,355
Class I	275,443
Class T	8,340,637
Total Net Assets	$9,683,435

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	116,244
Class I	29,998
Class T	908,364

Net asset value per share:
Class A	$9.18
Class I	9.18
Class T	9.18

See notes to financial statements

9

Stira Alcentra Global Credit Fund

Statement of Operations

For the period from
August 8, 2017 (commencement of operations) to
December 31, 2017
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$135,994
Other income from portfolio investments	7,411
Total investment income	$143,405

Expenses:
Trustees’ fees and expenses	200,173
Professional fees	253,061
Administration and custodian fees	114,553
Organization expenses	78,321
Management fees	51,963
Printing and mailing expenses	17,237
Insurance expense	2,638
Distribution and servicing fees – Class I	10
Distribution and servicing fees – Class T	1,395
Amortization of offering costs	152
Transfer agent fees - Class A	217
Transfer agent fees - Class I	56
Transfer agent fees - Class T	1,695
Other expenses	177,160
Total expenses	898,631
Expense reimbursements	(898,631)
Net expenses	—
Net investment income	$143,405

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain on:
Non-controlled, non-affiliated investments	9
Net increase from payments from affiliate	50,000
Net unrealized depreciation on:
Non-controlled, non-affiliated investments	(35,301)
Net realized gain and net unrealized depreciation from portfolio
investments, payments from affiliate	14,708
Net Increase in Net Assets Resulting from Operations	$158,113

See notes to financial statements

10

Stira Alcentra Global Credit Fund

Statement of Changes in Net Assets

For the period from
August 8, 2017 (commencement of operations) to
December 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$143,405
Net realized gain on investments, payments from affiliate	50,009
Net unrealized depreciation on investments	(35,301)
Net increase in net assets resulting from operations	158,113

Capital transactions
Issuance of common stock:
Class A	935,344
Class I	275,000
Class T	8,329,179

Commissions and fees on shares sold:
Class A	(70,328)
Class T	(68,381)

Reinvestment of distributions:
Class A	1,217
Class I	137
Class T	76,930

Net increase in net assets resulting from capital transactions	9,479,098

Distributions to shareholders from:
Net investment income:
Class A	(9,907)
Class I	(137)
Class T	(143,732)
Total distributions to shareholders	(153,776)

Total increase in net assets	9,483,435

Net assets at beginning of period	200,000
Net assets at end of period	$9,683,435
Undistributed net investment income	$—

Capital shares transactions
Issuance of common stock:
Class A	94,372
Class I	29,983
Class T	899,982

Reinvestment of distributions:
Class A	133
Class I	15
Class T	8,382

Net increase in shares resulting from capital transactions	1,032,867

See notes to financial statements

11

Stira Alcentra Global Credit Fund

Statement of Cash Flows

For the period from
August 8, 2017 (commencement of operations) to
December 31, 2017
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$158,113

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from portfolio investments	(9)
Net unrealized depreciation of portfolio investments	35,301
Accretion of discount on debt securities	(86)
Purchases of portfolio investments	(8,939,765)
Net proceeds from sales/return of capital of portfolio investments	2,611
Amortization of deferred offering costs	152
(Increase) in operating assets:
Dividends and interest receivable	(85,086)
Receivable for investments sold	(641)
Receivable for expense support due from Adviser	(423,613)
Increase in operating liabilities:
Payable for investments purchased	1,838,001
Trustees’ fees payable	85,750
Professional fees payable	179,050
Accounting and administration fees payable	114,553
Transfer agent fee payable	800
Other accrued expenses and liabilities	8,245
Net cash used in operating activities	(7,026,624)

Cash Flows from Financing Activities
Issuance of common stock	8,810,648
Payments of commissions on sale of common stock and related dealer manager fees	(138,709)
Payment of deferred offering costs	(17,074)
Distributions paid to shareholders	(50,150)
Net cash provided by financing activities	8,604,715
Increase in cash	1,578,091
Cash at beginning of period	200,000
Cash at end of period	$1,778,091

Supplemental and non-cash financing activities:
Distributions paid to common stockholders through common stock issuances pursuant to the distributions reinvestment plan	$78,284
Accrued distributions payable	24,530
Amounts receivable from transfer agent - Class A	165,380
Amounts receivable from transfer agent - Class I	225,000
Amounts receivable from transfer agent - Class T	338,495
Distribution and shareholder servicing fees payable	812

See notes to financial statements

12

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from November 7, 2017 (commencement of operations) to
Class A Shares	December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.15

Net investment income (loss)	0.23
Net realized and unrealized gains (losses)	0.04
Net increase (decrease) in net assets resulting from operations	0.27

Distributions to shareholders:(2)
From net investment income	(0.24)
Total dividend distributions declared	(0.24)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.98

Total return based on net asset value(3)(4)	1.16%
Total return based on market value(3)(4)	1.15%

Shares outstanding at end of period	116,244

Ratio/Supplemental Data:
Net assets, at end of period	$1,067,355
Ratio of total expenses before waiver to average net assets(5)	111.84%
Ratio of net expenses to average net assets(5)	0.00%
Ratio of net investment income (loss) before waiver to average net assets(5)	(94.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	17.17%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements

13

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from November 7, 2017 (commencement of operations) to
Class I Shares	December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.15

Net investment income (loss)	0.04
Net realized and unrealized gains (losses)	0.04
Net increase (decrease) in net assets resulting from operations	0.08

Distributions to shareholders:(2)
From net investment income	(0.05)
Total dividend distributions declared	(0.05)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.18

Total return based on net asset value(3)(4)	0.83%
Total return based on market value(3)(4)	0.83%

Shares outstanding at end of period	29,998

Ratio/Supplemental Data:
Net assets, at end of period	$275,443
Ratio of total expenses before waiver to average net assets(5)	15.93%
Ratio of net expenses to average net assets(5)	0.00%
Ratio of net investment income (loss) before waiver to average net assets(5)	(12.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	3.26%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements

14

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from August 8, 2017 (commencement of operations) to
Class T Shares	December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.20

Net investment income (loss)	0.22
Net realized and unrealized gains (losses)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.18

Distributions to shareholders:(2)
From net investment income	(0.20)
Total dividend distributions declared	(0.20)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.66

Total return based on net asset value(3)(4)(5)	2.24%
Total return based on market value(3)(4)(5)	2.24%

Shares outstanding at end of period	908,364

Ratio/Supplemental Data:
Net assets, at end of period	$8,340,637
Ratio of total expenses before waiver to average net assets(6)	23.35%
Ratio of net expenses to average net assets(6)	0.00%
Ratio of net investment income (loss) before waiver to average net assets(6)	(19.62)%
Ratio of net investment income (loss) after waiver to average net assets(6)	3.73%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	Not Annualized.
(5)	Total return does not reflect a one-time payment from affiliate. If such payment was included , the returns would have been 1.33%.
(6)	Annualized.

See notes to financial statements

15

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1. Principal Business and Organization

Stira Alcentra Global Credit Fund (formerly Steadfast Alcentra Global Credit Fund) (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Stira Investment Adviser, LLC (formerly Steadfast Investment Adviser, LLC) (the “Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub- adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon, and is responsible for identifying investment opportunities, making investment decisions for the Fund and executing on its trading strategies, subject to oversight by the Adviser. The Fund’s administrator is State Street Bank and Trust Company (“State Street”). State Street provides various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt and, to a lesser extent, minority equity investments.

On May 8, 2017, the Fund commenced its continuous public offering pursuant to a registration statement on Form N-2 to offer a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in four classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D and Class I Shares (the “Offering”). Shares were initially offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share and $9.20 per Class I Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions were held in an escrow account with UMB Bank, N.A. On August 8, 2017, the Fund raised the Minimum Offering Requirement and the offering proceeds held in escrow were released to the Fund. Subsequent to satisfying the Minimum Offering Requirement, Shares are offered through Stira Capital Markets Group, LLC (formerly Steadfast Capital Markets Group, LLC) (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount.

The Fund is currently accepting purchases of Shares on a semi-monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Beginning on August 8, 2017, upon satisfying the minimum offering requirements, the Fund only offered and sold Class T Shares. On November 7, 2017, the Fund received exemptive relief from the SEC to offer multiple share classes. Following the receipt of such exemptive relief, the Fund began offering and selling Class A, Class D and Class I Shares.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

16

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash

The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at December 31, 2017 is on deposit at State Street Bank. There are no restrictions on cash.

Investments

Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Fund in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security

Portfolio Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the Fund’s Board of Trustees (the “Board”). The methodologies used in determining these valuations include:

Debt—The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement are deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, are capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 7, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 7. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Net Asset Value per Share

Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

17

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Investment Income and Investment Transactions

Investment income includes interest income, dividend income, net of any foreign withholding taxes. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Foreign Currency Translations

The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than- not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. There were no material uncertain income tax positions, interest, or penalties as of December 31, 2017.

The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the period from August 8, 2017 to December 31, 2017, the Fund did not incur any interest or penalties.

Distributions

Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board, and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. Such ordinary cash distributions are expected to be paid from investment income, net of any Fund operating expenses. At least annually, the Fund intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

18

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2017, the Fund had $3,738 in unfunded commitments under loan and financing agreements, respectively. As of December 31, 2017, the Fund’s unfunded commitment under loan and financing agreements are presented below:

December 31, 2017
Mitchell International, Inc.	$3,738

Note 4. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2017:

	December 31, 2017
	Amortized		Percentage
	Cost	Fair Value	of Portfolio
Corporate Bonds	$4,093,964	$4,107,131	46.14%
Senior Secured Loans—First Lien	2,276,105	2,261,841	25.41%
Senior Secured Loans—Second Lien	2,567,204	2,532,976	28.45%
Total	$8,937,273	$8,901,948	100.00%

As of December 31, 2017, the Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

19

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

As of December 31, 2017, the Fund’s portfolio investments were categorized as follows:

			% of Net
Industry Concentration	Cost	Total Fair Value	Assets
Services	$1,144,726	$1,145,593	11.83%
Energy	810,343	824,288	8.51%
Finance	795,496	796,700	8.23%
Automotive	748,651	749,424	7.74%
Technology	749,358	743,309	7.68%
Telecommunications	683,039	685,647	7.08%
Chemicals	556,992	559,742	5.78%
Entertainment	506,026	502,875	5.19%
Retail	478,751	490,991	5.07%
Metals & Mining	444,787	435,262	4.49%
Paper/Packaging	391,058	389,687	4.02%
Healthcare	358,637	368,406	3.80%
Cable	338,006	323,437	3.34%
Consumer Products	350,476	308,813	3.19%
Utility	272,442	274,024	2.83%
Gaming	103,399	103,250	1.07%
Aerospace/Defense	106,956	100,750	1.04%
Homebuilders/Materials	98,130	99,750	1.03%
Total	8,937,273	$8,901,948	91.93%

			% of Net
Geographic Region	Cost	Total Fair Value	Assets
United States	7,530,597	7,499,650	77.45%
Western Europe	805,868	795,916	8.22%
Other	600,808	606,382	6.26%
Total	8,937,273	$8,901,948	91.93%

Purchases and sales of securities for the period from August 8, 2017 through December 31, 2017, other than short-term securities and U.S. government obligations, aggregated $8,939,765 and $2,611, respectively.

Note 5. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value and establishes a framework for measuring fair value. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

20

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets, including actionable bids from third parties for privately held assets or liabilities, and inputs other than quoted prices that are observable (either directly or indirectly) at the measurement date, such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Board. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

When reliable market quotations are not considered to be readily available, which may be the case, for example, restricted securities, certain debt securities, preferred stocks, foreign stocks, the investments are valued at their fair value as determined by the Manager under procedures established and periodically reviewed by the Fund’s Board.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the period ended December 31, 2017, there were no transfers between Level 1, 2 or 3.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$-	$4,107,131	$-	$4,107,131
Senior Secured Loans - First Lien	-	2,261,841	-	2,261,841
Senior Secured Loans - Second Lien	-	2,532,976	-	2,532,976
Total investments	$-	$8,901,948	$-	$8,901,948

Note 6. Capital

Since commencing its continuous public offering and through December 31, 2017, the Fund sold 1,032,867 common shares at an average price of $9.31 for gross proceeds of $9,617,807, including 8,530 common shares issued pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $78,284. As of December 31, 2017, the Fund raised total gross proceeds of $9,817,807, including $200,000 of seed capital.

21

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for the Fund’s shares and the Fund does not expect that a market for its shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Distributions

The following table reflects the cash distributions per Class A share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
August 16, 2017	September 30, 2017	October 2, 2017	$0.06
August 16, 2017	October 31, 2017	November 1, 2017	0.06
August 16, 2017	November 30, 2017	December 1, 2017	0.06
August 16, 2017	December 29, 2017	January 2, 2018	0.06

The following table reflects the cash distributions per Class I share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	December 29, 2017	January 2, 2018	$0.05

The following table reflects the cash distributions per Class T share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
August 16, 2017	September 30, 2017	October 2, 2017	$0.05
August 16, 2017	October 31, 2017	November 1, 2017	0.05
August 16, 2017	November 30, 2017	December 1, 2017	0.05
August 16, 2017	December 29, 2017	January 2, 2018	0.05

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by the Adviser and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the period from August 8, 2017 to December 31, 2017, if the Adviser had not reimbursed certain of the Fund’s expenses, 100% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

22

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Period Ended
December 31, 2017
Distribution
Source of Distribution	Amount	Percentage
Offering proceeds	$—	—%
Borrowings	—	—
Net investment income (prior to expense reimbursement from sponsor)	—	—
Short-term capital gains proceeds from the sale of assets	—	—
Long-term capital gains proceeds from the sale of assets	—	—
Non-capital gains proceeds from the sale of assets	—	—
Distributions on account of preferred and common equity	—	—
Net investment income	153,776	100%
Total	$153,776	100%

The Fund’s net investment income on a tax basis for the period ended December 31, 2017 was $193,414. As of December 31, 2017, the Fund had $39,638 of undistributed net investment income on a tax basis.

23

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

December 31, 2017
Undistributed ordinary income	$39,638
Capital loss carryover	-
Net unrealized depreciation	(35,301)
Total accumulated earnings	$4,337

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $8,937,273 as of December 31, 2017. Aggregate net unrealized depreciation on a tax basis was $35,301, which was comprised of gross unrealized appreciation of $82,802 and gross unrealized depreciation of $118,103, as of December 31, 2017.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of re-designation of distributions.

Distribution Reinvestment Plan

The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund expects to issue Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP. The Fund reserves the right to amend, suspend or terminate the DRP.

Share Repurchase Program

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. In months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that the Fund holds a closing for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law.

24

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under the DRP. The Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC distribution and diversification rules promulgated under the Code. The Fund does not intend to incur debt to finance the repurchase of Shares. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

Class T, Class D and Class I Shares will be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fee will also be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge.

The first offer to repurchase common shares from shareholders is expected to occur in the fourth quarter of 2018. As such, no common shares were repurchased by the Fund under its share repurchase program during the period from August 8, 2017 to December 31, 2017.

Note 7. Related Party Transactions

Payment by Affiliate

On November 20, 2017, the Fund received $50,000 from the Adviser to reimburse the effect of an unrealized loss on the portfolio investments. The payment constitutes a non-recurring contribution of capital, without recourse, to the Fund by the Adviser. No shares were issued in connection with this payment.

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee is paid quarterly in arrears and is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end). During the period from August 8, 2017 to December 31, 2017, the Fund incurred $51,963 of Base Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

25

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre- incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser). During the period from August 8, 2017 to December 31, 2017, no incentive fees were incurred by the Fund.

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub- Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Administrative Services

The Fund has entered into an administration agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. During the period from August 8, 2017 to December 31, 2017, the Fund reimbursed administration costs incurred by the Adviser of $220,200.

Expense Reimbursement Agreement

The Fund has entered into an expense support agreement with the Adviser, (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering.

26

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

The following table reflects the expense reimbursements accrued from the Adviser to the Fund as of December 31, 2017 that may be subject to reimbursement to the Adviser:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Reimbursement Eligibility Expiration
September 30, 2017	$386,574	6.46%	September 30, 2020
December 31, 2017	$512,057	4.46%	December 31, 2020

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund. During the period from August 8, 2017 to December 31, 2017, the Fund incurred and paid $78,321 of organization cost and $3,056,205 of offering costs, of which $17,074 was recorded and $3,039,131 was deferred subject to the 1% limitation.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses. During the period from August 8, 2017 to December 31, 2017, the Fund incurred $2,542,514 of underwriting compensation, of which $138,709 was recorded and $2,403,805 was deferred subject to the 8% limitation.

Note 8. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

27

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;

28

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Note 9. Independent Trustee Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter. For the year ended December 31, 2017, the Fund incurred aggregate independent trustee compensation of $193,583 for their service on the Board.

The Fund will pay each Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each trustee who serves on the valuation committee an annual cash retainer of $15,000, subject to such trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year.

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Note 10. Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, Stira believes the risk of loss under these arrangements to be remote

Note 11. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

29

Status of the Offering

During the period from January 1, 2018 to February 23, 2018, the Fund sold 332,286 common shares at an average price per share of $9.60 for gross proceeds of $3,190,149, including 3,127 shares issued pursuant to its DRP, for gross proceeds of $28,897. As of February 23, 2018, the Fund had sold 1,365,153 common shares at an average price of $9.38 for gross proceeds of $12,807,955, including 11,657 shares issued pursuant to its DRP, for gross proceeds of $107,181.

Distributions Paid

Class A

On January 2, 2018, the Fund paid distributions of $5,528, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $4,666 and $862 in Class A shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $7,415, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $5,356 and $2,059 in Class A shares issued pursuant to the DRP, respectively.

Class I

On January 2, 2018, the Fund paid distributions of $137, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $0 and $137 in Class I shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $1,894, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $1,465 and $429 in Class I shares issued pursuant to the DRP, respectively.

Class T

On January 2, 2018, the Fund paid distributions of $48,744, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $25,374 and $23,370 in Class T shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $54,030, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $27,620 and $26,410 in Class T shares issued pursuant to the DRP, respectively.

Declaration of Distributions

On February 27, 2018, the board of trustees of the Fund declared cash distributions to the holders of Class A, Class C, Class D, Class I, and Class T shares of common stock, such distributions to (1) accrue daily to the stockholders of record as of the close of business on each day during the period commencing on March 1, 2018 and ending on May 31, 2018; (2) be payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (3) be calculated at a rate of $0.00191781 per share per day, as reduced by any applicable distribution and servicing fees payable in respect of the Shares.

Registration of Class C Shares

On February 5, 2018, the SEC declared effective the Fund’s post-effective amendment to the registration statement that registers Class C shares. As a result, the Fund became authorized to sell Class C shares beginning February 5, 2018.

30

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stira Alcentra Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Stira Alcentra Global Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from August 8, 2017 through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Stira Alcentra Global Credit Fund at December 31, 2017, the results of its operations, changes in its net assets its cash flows and its financial highlights for the period from August 8, 2017 through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Stira investment company since 2017.

New York, NY

March 1, 2018

Annual Report 2017 31

Additional Information

Proxy Information

The policies and procedures used to determine how the Fund votes proxies relating to the securities it holds are available (1) without charge, upon request, by calling (877) 567-7264, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling (877) 567-7264, or (2) on the SEC’s website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N -Q will be available (1) without charge, upon request, by calling (877) 567-7264; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distribution Reinvestment Plan

The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund expects to issue Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

If a shareholder wishes to receive their distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in Shares by notifying DST, the plan administrator and the Fund’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional Shares, the plan administrator will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP.

Annual Report 2017 32

If a shareholder elects to have his or her cash distributions reinvested in additional Shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the shareholder’s account.

The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate their account under the DRP by calling the plan administrator at (800) 214-2101. All correspondence concerning the DRP should be directed to the plan administrator by mail at Stira Alcentra Global Credit Fund, c/o DST. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

Additional Tax Information

For the period from August 8, 2017 (commencement of operations) to December 31, 2017, certain distributions paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported on shareholders’ 2017 Form 1099-DIV.

The amount designated as qualified dividend income for the period from August 8, 2017 (commencement of operations) to December 31, 2017 will be at the highest amount permitted by law.

Investment Adviser

Stira Investment Adviser, LLC

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

Investment Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street

Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.

1055 Broadway, 7th Floor
Kansas City, MO 64105

Dealer Manager

Stira Capital Markets Group, LLC
18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

Annual Report 2017 33

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square

New York, NY 10036

Fund Counsel

Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, GA 30326

Delaware Counsel

Richards, Layton & Finger, P.A.
One Rodney Square

920 North King Street
Wilmington, DE 19801

Privacy Notice

The Fund is committed to protecting the privacy of shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from the Fund.

The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about shareholders. The only information the Fund collects from shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Fund can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

The Fund does not share this information with any non-affiliated third party except as described below.

•	Authorized employees of the Adviser. It is the Fund’s policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.

•	Service providers. The Fund may disclose a shareholder’s personal information to companies that provide services on the Fund’s behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.

•	Courts and government officials. If required by law, the Fund may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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Trustees and Officers

Board of Trustees and Executive Officers
Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each Trustee is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

NAME	AGE	POSITION	TRUSTEE SINCE
Interested Trustees
Christopher Hilbert(1)	48	Chief Executive Officer, Chairman of the Board	2016
Jack Yang(2)	56	Trustee	2016

Independent Trustees
Mitch Vance	55	Trustee	2017
Ned W. Brines	55	Trustee	2017
T. Ulrich Brechbühl	53	Trustee	2017

(1)	Mr. Hilbert is the Chief Executive Officer of Stira Investment Adviser, LLC and as such is considered an interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)	Mr. Yang is the Head of Americas, Global Head of Business Development of Alcentra Group, that is directly or indirectly controlling or is under common control with Alcentra NY, LLC and as such is considered an interested person as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Christopher Hilbert

Mr. Hilbert has served as Chief Executive Officer and a Trustee of the Fund since its inception. Mr. Hilbert was formerly the President of Steadfast Companies where he was responsible for the strategic planning, oversight and performance. As president, Mr. Hilbert lead all corporate and real estate related functions including acquisitions, dispositions, project management and property management. Upon joining Steadfast Companies in 2005, Mr. Hilbert successfully led his team in the acquisition and development of over 45,000 multifamily units. Mr. Hilbert began his career in property management 24 years ago. Prior to leading the organization, Mr. Hilbert served in several investment, underwriting and finance roles as senior vice president with Nations Bank and Bank of America and as chief financial officer of National Housing Development Corporation.

Mr. Hilbert received his Bachelor’s Degree from San Diego State University and Master of Business Administration from Queens University of Charlotte. Mr. Hilbert serves on the development committee and as the Annual Fund chair at Pacifica Christian High School.

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The Fund believes that Mr. Hilbert’s prior experience as a president, vice president and chief financial officer has provided Mr. Hilbert with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Hilbert is highly qualified to serve on the Board.

Jack Yang

Mr. Yang has served as a Trustee of the Fund since its inception. Mr. Yang joined Alcentra Group in March 2013, and is the Head of Americas, Global Head of Business Development, responsible for product development, marketing, fundraising and investor relations. Prior to joining Alcentra Group, Mr. Yang was at Onex Credit Partners where he was the firm’s Managing Partner. Previously, he worked at Highland Capital Management from 2003 to 2009, where he was the firm’s Managing Partner, President of the firm’s broker/dealer, and business head for Europe. He previously served as a Vice Chairman and Director of the Loan Syndications and Trading Association and as a Director of the Loan Market Association.

Mr. Yang worked at Merrill Lynch from 1994-2002 where he founded the Loan Syndications Group, and was subsequently the Global Head of Leveraged Finance Products. He chaired the firm’s Debt Markets Commitment Committee, and led the establishment of the firm’s mezzanine debt and bridge loan funds. Prior to Merrill Lynch, he worked at Chemical Securities, Inc. from 1983-1994 where he was involved with starting the Leveraged Buyout and Loan Syndications Groups.

Mr. Yang graduated from Cornell University with a B.A. in Economics, and earned an M.B.A. from Columbia Business School.

The Fund believes that Mr. Yang’s prior experience as a managing partner, president, vice chairman and director has provided Mr. Yang with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Yang is highly qualified to serve on the Board.

Independent Trustees

Mitch Vance

Mr. Vance has served as a Trustee of the Fund since March 2017. Mr. Vance co-founded TGV Partners, LLC (“TGV”) in 1990, a private equity investment firm that provides investment and intellectual capital to emerging growth and middle market companies, and serves as a General Partner of TGV. Mr. Vance has provided strategic management to various partner companies including serving as Chief Executive Officer and Chairman of Vantage Mobility International. From February 1993 to March 1998, Mr. Vance served as a General Partner at Pacific Mezzanine Investors (now Windjammer Capital Investors). During Mr. Vance’s tenure, the firm invested over $175 million in 13 companies. Previously, Mr. Vance served as an Associate at Levine, Tessler, Leichtman Capital Partners, and Mr. Vance began his career as an Investment Manager at First Westinghouse Capital Corporation, specializing in mezzanine investments.

Mr. Vance currently serves on the Board of Directors of Astro Pak Corporation, and has served as a Director of numerous companies, including Smart Carte, Suiza Foods, Thompson-Center Arms, and Stratford American Corp, where Mr. Vance chaired the audit committee. Mr. Vance serves as a Trustee and Member of the Investment Committee of Westmont College; as a Director of Krochet Kids International, an international non-profit organization addressing poverty in Uganda and Peru; and as an Advisory Board Member of the Orangewood Foundation Rising Tide Communities, a non-profit organization that provides transitional housing for youth who are emancipated from foster care.

Mr. Vance holds a B.S. in Finance from the University of Oregon.

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The Fund believes that Mr. Vance’s prior experience in private equity, company management, administration and finance, including his service on an audit committee, has provided Mr. Vance with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Vance is highly qualified to serve on the Board.

Ned W. Brines

Mr. Brines has served as a Trustee of the Fund since March 2017. Mr. Brines serves as the Director of Investments for Arnel & Affiliates since March 2016 where he oversees the management of the assets of a private family with significant and diversified holdings. Mr. Brines has been an independent director of Steadfast Income REIT, Inc. since July 2012 and an independent director of Steadfast Apartment REIT III, Inc. since January 2016. Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings from June 2010 to July 2012. In addition, Mr. Brines served as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank from June 2012 to March 2016, where Mr. Brines was responsible for the investment management discipline, process, products and related sources. In September 2008 Mr. Brines founded Montelena Asset Management, a California based registered investment advisor firm, and served as its Chief Investment Officer. From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena managing their Small Cap Growth Fund with $1.6 billion in assets under management (AUM). Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 in which he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in AUM.

Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial Analyst (CFA) designation and is involved in various community activities including serving on the investment committee of City of Hope.

The Fund believes that Mr. Brines’ prior service as a director and as chief investment officer has provided Mr. Brines with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Brines is highly qualified to serve on the Board.

T. Ulrich Brechbühl

Mr. Brechbühl has served as a Trustee of the Fund since March 2017. Mr. Brechbühl is the President of Appenzeller Point, LLC a family investing and consulting business. He currently serves as the executive chairman of Avadyne Health, a San Diego based leading provider of outsourced revenue cycle services to the domestic US healthcare provider market that was recently recapitalized by MTS Health Investors. He also serves as a director on the boards of three other businesses: Qualifacts Systems Inc., a Nashville based provider of cloud EHR software to the behavioral health world; RxBenefits Inc., a Birmingham based pharmacy benefits administration solutions provider; and Alcentra Capital Corporation, a New York based, publicly traded business development company.

Mr. Brechbühl previously served as the President of Appenzeller Point LLC, a family investment management business from December 2013 through January 2016; and as both the Executive Vice President for Emdeon’s provider business as well as the Chief Executive Officer of Chamberlin Edmonds and Associates Inc. (CEA), an Emdeon Company. Mr. Brechbühl joined CEA in 2004 as the company’s COO. Shortly thereafter he became the President and Chief Executive Officer of CEA and was appointed to the board. In 2010 he joined the Emdeon executive team upon the sale of CEA to Emdeon. Prior to joining CEA, Mr. Brechbühl served as a director and as the Chief Executive Officer and Chief Financial Officer of MigraTEC, Inc., a publicly traded software business. He joined MigraTEC in 2000 as the Chief Financial Officer and was soon elected to the board and promoted to Chief Executive Officer, serving in those capacities until the end of 2003. From 1998 to 2000, Mr. Brechbühl was a founder and the Chief Financial Officer of Thayer Aerospace, a provider of structural components to the aerospace and defense industries. Mr. Brechbühl previously served as a Manager of Bain & Company from 1994 to 1998, during which time he led teams in a variety of assignments in high tech, aerospace and defense, and construction. Mr. Brechbühl is a graduate with distinction from the United States Military Academy at West Point and received an M.B.A. from Harvard Business School.

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The Fund believes Mr. Brechbühl’s extensive finance and corporate leadership experience provided Mr. Brechbühl with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Brechbühl is highly qualified to serve on the Board.

Executive Officers

The following persons serve as the Fund’s executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Christopher Hilbert	48	Chief Executive Officer
Richard Gann	46	President
David Miller	39	Chief Accounting Officer
Terry Wettergreen	67	Chief Compliance Officer
Gustav Bahn	47	Secretary

The address for each executive officer is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612.

Christopher Hilbert

Please refer to “Interested Trustees” for the biography of Mr. Hilbert.

Richard Gann

Mr. Gann has served as President of the Fund since November 2017, and previously served as Executive Vice-President of the Fund from March 2017 to November 2017. Mr. Gann also serves as Chief Products Officer for Stira Capital Markets Group, the managing broker-dealer for the Fund, where he has been an officer since 2011. Prior to joining Steadfast Companies, Mr. Gann was Director of Marketing for KBS Capital Markets Group from February 2010 to November 2011, and an executive at Grubb & Ellis/Triple Net Properties from December 2006 to February 2010. All of these companies have sponsored multiple private placements and public, non-traded investment programs. Before transitioning into sponsorship of syndicated investments, Mr. Gann worked as an attorney primarily in the fields of property taxation and estate planning, which led to his being registered with broker-dealer firms including Citicorp Investment Services and LPL. Mr. Gann was admitted to the California State Bar in June 1997. Mr. Gann received a Juris Doctor from California Western School of Law and a Bachelor of Arts from UCLA.

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David Miller

Mr. Miller has served as Chief Accounting Officer of the Fund since March 2017. Mr. Miller has also served as Vice President, Accounting of Steadfast REIT Investments, LLC, since June 2016, where he oversees the accounting, reporting and compliance functions of the Steadfast non-listed REITs as well as the Dealer Manager. Mr. Miller also served as Controller of Steadfast REIT Investments, LLC from July 2011 to June 2016. Prior to joining Steadfast REIT Investments, LLC, Mr. Miller served as an Assurance Senior Manager with BDO USA, LLP, an accounting and audit firm, where he serviced primarily middle market public and private clients in a variety of industries from November 2003 to June 2011. Mr. Miller holds a Bachelor of Arts in Business Administration (Accounting) from California State University, Fullerton and is a certified public accountant.

Terry Wettergreen

Ms. Wettergreen has served as Chief Compliance Officer of the Fund since March 2017. Ms. Wettergreen is a director of Vigilant Compliance LLC, a full service compliance firm servicing mutual funds and the investment industry. Ms. Wettergreen has over two decades of experience with registered investment advisers, publicly traded mutual fund, and private institutional clients. Ms. Wettergreen served as Vice President, Treasurer (Chief Financial Officer), and Secretary for the Westport Funds, from their inception in 1997 through their reorganization in 2016 where she was responsible for selecting and supervising the funds’ outsourced back office operations, coordinating and planning board of trustees meetings and, as chief compliance officer for the funds’ investment advisers. Ms. Wettergreen has extensive experience in handling examinations by the SEC staff. Ms. Wettergreen holds volunteer board positions with Rowayton Civic Association, Family Re Entry, YWCA of Darien/Norwalk, American Women’s Club, and American Chamber of Commerce.

Ms. Wettergreen received both her Undergraduate Degree in Marketing and her Masters in Finance from Fairfield University. Ms. Wettergreen holds FINRA Securities Licenses including Series 6 (limited Securities Representative) and 63 (Uniform Securities Agent).

Gustav Bahn

Mr. Bahn has served as Secretary of the Fund since November 2016. Mr. Bahn also serves as General Counsel of the Adviser and Assistant General Counsel — Securities & Investments at Steadfast Companies. Prior to joining Steadfast Companies, Mr. Bahn was a partner at the law firm of Alston & Bird LLP where his practiced focused on securities law and mergers and acquisitions. Prior to joining Alston & Bird LLP in 2006, Mr. Bahn was an associate in the capital markets group of Paul, Weiss, Rifkind, Wharton & Garrison LLP in both the New York and London offices from 2000 to 2006. Mr. Bahn received a B.A. in Economics and Political Science from the University of Tennessee, an MS.c. from the London School of Economics and Political Science and a J.D. from Tulane Law School.

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Item 2.	Code of Ethics.

(a)	Stira Alcentra Global Credit Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial and accounting officer (the “Code of Ethics”).

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any waivers, including an implicit waiver, from the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.StiraALLternatives.com.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of Stira Alcentra Global Credit Fund (the “Fund”) has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, the Fund’s audit committee financial expert is Mr. Mitch Vance. Mr. Vance is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the fiscal year ended December 31, 2016 and for the fiscal year ended December 31, 2017, Ernst & Young LLP (“E&Y”), the independent registered public accounting firm of Stira Alcentra Global Credit Fund (the “Fund”), billed the Fund aggregate fees of $0 and $157,000, respectively, for professional services rendered for the audit of the Fund’s seed financial statements and the audit of the Fund’s annual financial statements. The Fund had not commenced operations during the fiscal year ended December 31, 2016.

(b)	Audit-Related Fees: For the fiscal year ended December 31, 2016 and for the fiscal year ended December 31, 2017, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively. The Fund had not commenced operations during the fiscal year ended December 31, 2016.

(c)	Tax Fees: For the fiscal year ended December 31, 2016 and for the fiscal year ended December 31, 2017, the aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning, which were comprised of the preparation of income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of U.S. federal excise tax returns, were $0. The Fund had not commenced operations during the fiscal year ended December 31, 2016.

(d)	All Other Fees: For the fiscal year ended December 31, 2016 and for the fiscal year ended December 31, 2017, the aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0. The Fund had not commenced operations during the fiscal year ended December 31, 2016.

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(e)	(1)	The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. Non-audit services that constitute less than 5% of the revenues paid by the Fund and its subsidiaries to the independent auditor may be approved by the Audit Committee (or one or more members authorized by the Audit Committee) after the services are commenced but before the completion of the audit, provided that such services were not recognized by the Fund at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee.

(2)	100% of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2016 and December 31, 2017, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2016 and December 31, 2017, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)	During the audit of the Fund’s financial statements for the fiscal year ended December 31, 2017, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the fiscal years ended December 31, 2016 and December 31, 2017, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively. The registrant had not yet commenced investment activity during the fiscal year ended December 31, 2016.

For the fiscal years ended December 31, 2016 and December 31, 2017, aggregate non-audit fees billed by E&Y for services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund were $0 and $0, respectively.

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Fund’s investment sub-adviser subject to the oversight of the Fund’s investment adviser. The proxy voting policies and procedures of the Fund’s investment sub-adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Fund’s Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Sub-Adviser will have fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Sub-Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

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These policies and procedures for voting proxies for the investment advisory clients of the Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Sub-Adviser will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Sub-Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Sub-Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (i) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Sub-Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Sub-Adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended June 30 will be available without charge by making a written request to the Fund’s chief compliance officer at Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, by calling the Fund at (877) 567-7264, or on the SEC’s website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The management of the Fund’s investment portfolio is the responsibility of the Sub-Adviser, subject to oversight by the Fund’s investment adviser. The Sub-Adviser makes investment decisions for the Fund and executes on the Fund’s trading strategies.

The portfolio managers listed below are employed by the Sub-Adviser and receive no direct compensation from the Fund in connection with their portfolio management activities. As of February 23, 2018, the primary portfolio managers of the Fund are as follows:

Paul Hatfield. Mr. Hatfield has been Chairman Emeritus of the Board of Alcentra Capital Corporation since April 2017 and a director since June 2013 and has been a member of the board of directors of the Sub-Adviser since July 2008. Mr. Hatfield presently serves as Global Chief Investment Officer of the Sub-Adviser and Alcentra Ltd. and previously served as President and Chief Investment Officer of the Sub-Adviser from July 2008 through 2014 and Chairman of the Board of Alcentra Capital Corporation from March 2014 through April 2017. From 2003 until July 2008 Mr. Hatfield was the senior portfolio manager for European CLOs at Alcentra Ltd. From April 2002 to March 2003, Mr. Hatfield was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Mr. Hatfield worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Mr. Hatfield worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Mr. Hatfield originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Mr. Hatfield received a B.A. (Honors) in Economics from Cambridge University.

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Kevin Bannon. Mr. Bannon currently serves as a member of the investment committee of the Sub-Adviser. From April 2008 to June 2015, Mr. Bannon was a Managing Director of Highmount Capital, a $2 billion wealth management firm with offices in New York, Boston and Amsterdam. Mr. Bannon served as Chief Investment Officer and Chairman of the firm’s Investment Policy Committee and was actively involved in expanding Highmount’s capabilities in the alternative investments area. Mr. Bannon retired from BNY Mellon in 2007 after a 28 year career, serving as its Chief Investment Officer from 1993 – 2007. In this role, he was responsible for establishing the investment framework for managing assets in excess of $100 billion for institutional and private clients. He was BNY Mellon’s chief spokesperson on economic and financial market issues and appeared regularly in the financial media. He began his career in 1974 at U.S. Trust. Mr. Bannon is a Director of the Prudential Retail Mutual Funds, Prudential’s closed-end funds and Urstadt Biddle Properties. He serves on the boards of the Boys and Girls Clubs of Northern Westchester, the Kensico Cemetery and the Hundred Year Association of New York. Mr. Bannon has previously served on the boards of Shorewood Packaging Corp., Regis High School and the Lyndhurst Council of the National Trust for Historic Preservation. He represented BNY Mellon on the Board of the W.K. Kellogg Foundation Trust and was the President of the BNY Hamilton Funds, BNY Mellon’s proprietary mutual fund family and BNY Private Investment Management, Inc., overseeing BNY Mellon’s BNY Partners Funds for alternative investments. Mr. Bannon received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance from the Stern School of New York University. He holds a Chartered Financial Analyst designation.

Branko Krmpotic. Mr. Krmpotic is a Managing Director and has served as Executive Vice President of Alcentra Capital Corporation since April 2017. Mr. Krmpotic also serves as a member of the investment committee of the Sub-Adviser and leads the team responsible for new deal due diligence, legal documentation and portfolio management. Prior to joining the Sub-Adviser, Mr. Krmpotic was a senior analyst at Raven Asset Management, a credit hedge fund focused on a wide variety of credit investments. Mr. Krmpotic also previously structured private investments and loans at GSO Capital Partners (now owned by Blackstone) and before that at Technology Investment Capital Corp. (NASDAQ: TICC). Mr. Krmpotic was a founding member, along with Mr. Echausse, of Alcentra Middle Market at BNY Mellon. Mr. Krmpotic received his M.B.A. from Baruch College — CUNY where he received the Vincent De Lorenzo award for scholastic excellence. He received undergraduate degrees from New York University and University of Belgrade, Serbia.

David Scopelliti. Mr. Scopelliti is responsible for the overall management and direction of fund investing, including transaction sourcing, deal execution and the monitoring of the Fund’s portfolio companies. Mr. Scopelliti is a Managing Director and has served as Senior Vice President of Alcentra Capital Corporation since March 2015 and has served as a Director of Alcentra Capital Corporation since April 2017. Mr. Scopelliti has served as Senior Vice President and Chief Investment Officer of U.S. Direct Lending of the Sub-Adviser since July 2014 and April 2017, respectively. Since 2004, Mr. Scopelliti has also served as a Director of Student Transportation Inc. (NASDAQ: STB). From June 2007 to June 2014, Mr. Scopelliti was a Principal at GarMark where he focused on investing subordinated debt and equity in middle market companies. Prior to joining GarMark, Mr. Scopelliti served as the Managing Director with Pacific Corporate Group, an alternative asset investment and consulting firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental entities. Prior to that, Mr. Scopelliti was Head of Private Equity for the Connecticut Retirement Plans and Trust Funds. In that role, he was responsible for restructuring, restarting and managing its $4 billion global private equity program. He was also previously head of ING Capital’s Merchant Banking Group in New York investing debt and equity capital into middle-market companies for acquisitions, growth and recapitalizations with a focus on transportation, homeland security, consumer and environmental services. Mr. Scopelliti serves as a Director of Athena Wellness Brands and from April 2008 to July 2013, Mr. Scopelliti served as a Director of Nudo Products Inc.

Ellida McMillan. Ms. McMillan has served as Chief Financial Officer and Chief Operating Officer of Alcentra Capital Corporation since April 2017 and as Treasurer and Secretary of Alcentra Capital Corporation since November 2013. Ms. McMillan previously served as Chief Accounting Officer of Alcentra Capital Corporation from November 2013 to April 2017. Prior to joining Alcentra Capital Corporation, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC Financial Holdings, Ms. McMillan was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ms. McMillan began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.

Kevin Cronk. Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC’s high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

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(a)(2) As of December 31, 2017, the primary portfolio managers of the Fund were primarily responsible for the day-to-day portfolio management of the following accounts(1):

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Paul Hatfield
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	3	$673.9	2	$593.0
Other Accounts	—	$—	—	$—
Kevin Bannon
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Branko Krmpotic
Registered Investment Companies	2	$297.9	2	$297.9
Other Pooled Investment Vehicles	1	$4.0	1	$4.0
Other Accounts	—	$—	—	$—
David Scopelliti
Registered Investment Companies	2	$297.9	2	$297.9
Other Pooled Investment Vehicles	1	$4.0	1	$4.0
Other Accounts	—	$—	—	$—
Ellida McMillan
Registered Investment Companies	2	$297.9	2	$297.9
Other Pooled Investment Vehicles	1	$4.0	1	$4.0
Other Accounts	—	$—	—	$—
Kevin Cronk
Registered Investment Companies	2	$971.9	1	$8.9
Other Pooled Investment Vehicles	3	$802.0	1	$101.0
Other Accounts	1	$3,140.0	—	$—

Portfolio Managers Potential Conflicts of Interest

The Sub-Adviser, BNY Mellon and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Sub-Adviser, BNY Mellon and their respective affiliates in other activities that may conflict with the Fund’s activities. Individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Fund’s and shareholders’ interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Sub-Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

Annual Report 2017 44

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across BNY Mellon’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects the Sub-Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. The Fund will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the Sub-Adviser personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with the Adviser or the Fund’s portfolio managers at the Adviser or the Sub-Adviser. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of the Fund, the Sub-Adviser will consider those relationships and may determine to not consider the recommendation of the investment to the Fund as a result of such relationships, as may be permitted by law. The Fund may also co-invest with clients of BNY Mellon in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Sub-Adviser with respect to such investments, as may be permitted by law and in accordance with the Sub-Adviser’s applicable procedures.

Annual Report 2017 45

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code, or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to the Fund, is expected to limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. Alternatively, the Sub-Adviser may recommend that the Fund liquidate any existing positions of the applicable issuer. If that recommendation were followed, the Fund may be foregoing returns the Fund would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Adviser, on the Fund’s behalf, and other clients, including other investment funds such as Alcentra Capital Corporation and any other investment vehicles that the Sub-Adviser or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Sub-Adviser Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds and any other investment vehicles that BNY Mellon or any of its affiliates may establish from time to time, client accounts and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively, the “Other BNY Mellon Accounts” and, together with the Other the Sub-Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objective and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund although it is the Sub-Adviser’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with the Fund’s. The Sub-Adviser or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Sub-Adviser determines not to recommend to the Fund for regulatory, investment or other reasons. Affiliates of the Sub-Adviser engage in an investment advisory business separate from the Sub-Adviser, including with respect to accounts that compete with the Fund, and have no obligation to make investment opportunities available to the Fund.

While the Sub-Adviser will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by the Sub-Adviser and BNY Mellon in managing their respective Other Accounts could conflict with the transactions and strategies recommended by the Sub-Adviser in providing sub-advisory services to the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts.

The Sub-Adviser may have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts, including where the Sub-Adviser may be incentivized to recommend investments for the Fund that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where the Sub-Adviser has more attractive incentive fees for such Other Accounts, or where individuals of the Sub-Adviser who are responsible for selecting investments for the Fund have large personal stakes in Other Accounts, or where personnel of the Sub-Adviser benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and the Sub-Adviser will allocate or make allocation recommendations in accordance with, procedures designed and adopted by the Sub-Adviser to manage such conflicts of interest.

Annual Report 2017 46

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of the Sub-Adviser, be suitable for the Fund. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Fund and may not be allocated to the Fund. Such investments, while high risk, can at times offer exceptional returns, and the Fund may not be able to participate in these returns.

The Sub-Adviser is committed to transacting in securities and loans in a manner that is consistent with the Fund’s investment objective and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Fund and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, the Sub-Adviser determines which clients’, including the Fund’s and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account the Fund’s and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Fund and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, the Sub-Adviser complies with specific allocation procedures set forth in the Fund’s governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, the Sub-Adviser will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Fund and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Fund or an Other Account from an allocation). In instances where the Fund and Other Accounts target different strategies but overlap with respect to certain investment opportunities, the Sub-Adviser may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Fund. Any such allocations must be documented in accordance with the Sub-Adviser’s procedures and be undertaken with reference to one or more of the following considerations: (i) the risk-return and target-return profile of the investment opportunity relative to the Fund’s and the Other Accounts’ current risk profile; (ii) the Fund’s or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (iii) the need to re-size risk in the Fund’s or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (iv) the Fund’s and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of the Fund or Other Accounts, proximity to the end of the Fund’s or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) tax consequences; (vi) regulatory or contractual restrictions or consequences; (vii) avoiding de minimis or odd lot allocations; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the Fund’s or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; (xi) managing any actual or potential conflict of interest; (xii) with respect to investments that are made available to the Sub-Adviser by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Fund or the Other Accounts, the absence of such relationships; and (xiii) any other considerations deemed relevant by the Sub-Adviser and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding the Sub-Adviser’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Fund’s interests, but the Fund will be treated fairly and equitably over time and in a manner consistent with the Sub-Adviser’s fiduciary duties.

Annual Report 2017 47

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Sub-Adviser or its affiliates consider equitable.

From time to time, the Sub-Adviser expects the Fund and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, the Sub-Adviser expects the Fund and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that the Fund holds interests that are different (or more senior or junior) than those held by the Other Accounts, the Sub-Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with the Fund’s. Furthermore, it is possible that the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Sub-Adviser believes it would be in the Fund’s best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Sub-Adviser believes it would be in the Fund’s best economic interests to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Sub-Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Sub-Adviser’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence the Sub-Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Sub-Adviser believes to be of benefit to the Fund or Other Accounts).

Allocation of Personnel

The Sub-Adviser and its officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Sub-Adviser deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Sub-Adviser and its officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Sub-Adviser.

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Material Non-Public Information

The Sub-Adviser or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Sub-Adviser would be restricted from recommending to the Adviser or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the Sub-Adviser’s personnel responsible for the Fund’s affairs will be limited, and the Adviser on the Fund’s behalf may not be free to act upon any such information. Therefore, the Fund and the Adviser may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on the Fund’s behalf, and the Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of the Sub-Adviser or BNY Mellon may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Sub-Adviser or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Portfolio Company Relationships

The entities in which the Fund invests are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Fund will derive no benefit, subject to applicable law. For example, the Firm may offer the Fund’s portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material and will not be passed through to the Fund.

Annual Report 2017 49

Transactions with Other Accounts

From time to time, the Fund may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, the Sub-Adviser’s fiduciary obligations to the Fund, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Fund may acquire a security from an issuer in which a separate security has been acquired by either the Sub-Adviser or BNY Mellon affiliates. When making such investments, the Fund and either the Sub-Adviser or BNY Mellon affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Sub-Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Sub-Adviser between its interests in the Fund and the portfolio company, in that the ability of the Sub-Adviser to recommend actions in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Fund’s performance.

(a)(3) Compensation Structure of Portfolio Managers

The Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

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(a)(4) Ownership of Securities

Dollar Range
of Equity
Securities in
Name of Portfolio Manager	the Fund(1)(2)(3)
Paul Hatfield	None
Kevin Bannon	None
Branko Krmpotic	$ 10,000 – $50,000
David Scopelliti	None
Ellida McMillan	$ 1 – $10,000
Kevin Cronk	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(3)	The dollar range of equity beneficially owned is based on the offering price of $9.60 per Class T Share.

(b) The only change to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-214405 and 811-23210), as amended, for the Fund is the addition of Kevin Cronk.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures of Stira Alcentra Global Credit Fund (the “Fund”) as of a date within 90 days of the filing date of this report (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended), the Fund’s principal executive officer and principal financial and accounting officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act,) are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Fund’s management, including the Fund’s principal executive officer and principal financial and accounting officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(c) under the 1940 Act,) that occurred during the Fund’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Stira Alcentra Global Credit Fund Code of Ethics – see Item 2.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

Annual Report 2017 52

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STIRA ALCENTRA GLOBAL CREDIT FUND

By:	/s/ Christopher Hilbert
Christopher Hilbert
Chief Executive Officer and Trustee
(Principal Executive Officer)

Date:     March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Hilbert
Christopher Hilbert
Chief Executive Officer and Trustee
(Principal Executive Officer)

Date:     March 1, 2018

By:	/s/ David Miller
David Miller
Chief Financial Officer (Principal
Financial and Accounting Officer)

Date:    March 1, 2018